SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                           ____________________

                                 FORM 8-K
                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                              March 30, 1995



                            REYNOLDS METALS COMPANY
          (Exact name of registrant as specified in its charter)






      Delaware                   1-1430              54-0355135
(State of Incorporation)         (Commission            (IRS Employer
                                  File Number)         Identification No.)





                          6601 West Broad Street
                              P. O. Box 27003
                       Richmond, Virginia 23261-7003
                 (Address of Principal Executive Offices,
                            including zip code)


                              (804) 281-2000
           (Registrant's Telephone Number, including area code)

Item 5.   Other Events.

     On March 31, 1995, the registrant completed the sale of its wholly owned subsidiary, Reynolds Australian Gold Operations, Ltd. ("RAGOL"), to Sons of Gwalia Ltd. and Camelot Resources N.L., both of Australia. At the time of the sale, RAGOL held the registrant's principal remaining gold mining assets. The sale is not expected to have a material effect on the registrant's results of operations.

     On March 30, 1995, the registrant received a civil investigative demand from the U.S. Department of Justice relating to the pricing of aluminum can stock. The registrant will cooperate with the inquiry and is confident that its conduct has been in compliance with U.S. antitrust laws.

                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   REYNOLDS METALS COMPANY


                                   By:  D. Michael Jones

                                        D. Michael Jones
                                       Vice President, General
                                       Counsel and Secretary


Dated:  March 31, 1995


F:\BFH\SEC\8K\FORM8K95.330